Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan obtained a tax determination letter from the Internal Revenue Service (“IRS”) dated February 8, 2018, indicating that the Plan had been designed in accordance with applicable sections of the Internal Revenue Code (“IRC”). The Plan has been amended since receiving the determination letter. However, the Sponsor believes that the Plan is designed and currently operates in compliance with the IRC. Therefore, no provision for income taxes has been made.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions. The Plan administrator believes the Plan is no longer subject to income tax examinations for years prior to 2022.